UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

OCEAN POWER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33417	22-2535818
(Commission File Number)	(IRS Employer Identification No.)

28 Engelhard Drive, Suite B

Monroe Township, New Jersey 08831

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (609) 730-0400

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	OPTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 12, 2023, Ocean Power Technologies, Inc., a Delaware corporation (“OPT”), sent a letter to Paragon Technologies, Inc. (“Paragon”) with respect to the purported notice of nominations submitted to OPT by Paragon on August 25, 2023, and as purported to be supplemented on September 12, 2023 and September 15, 2023 (the “Paragon Purported Notice of Nominations”). In its letter, OPT informed Paragon that OPT’s Board of Directors (the “OPT Board”), at its regularly scheduled quarterly meeting held on October 11, 2023, had determined, in consultation with its legal advisors, that Paragon had failed to submit to OPT a proper and timely advance notice of nominations in accordance with OPT’s Amended and Restated Bylaws (the “OPT Bylaws”) and, accordingly, pursuant to the OPT Bylaws, any attempt by Paragon at OPT’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to nominate persons for election to the OPT Board would be disregarded.

As of the date hereof, the OPT Board has not set a date for the 2023 Annual Meeting. In 2022, OPT first convened its 2022 Annual Meeting of Stockholders on December 14, 2022, but due to the absence of a quorum, and without voting on any of the items intended to be brought before such meeting, adjourned such meeting. OPT reconvened the meeting on January 13, 2023, at which time OPT’s stockholders voted on the election of directors and approved the other items properly brought before the meeting. Strictly for purposes of the reference to the “previous year’s annual meeting date” contained in Rule 14a-19(b) and Rule 14a-19(d) of the Securities Exchange Act of 1934, as amended, and the requirements thereunder, OPT believes, after consultation with its legal advisors, that such reference is to the date of OPT’s reconvened annual meeting, January 13, 2023.

Also on October 12, 2023, OPT sent Paragon a letter with respect to the request for an exemption from OPT’s Section 382 Tax Benefits Preservation Plan (the “Section 382 Tax Benefits Preservation Plan”) that Paragon submitted to OPT on July 20, 2023 and again on August 29, 2023 (collectively, the “Paragon Exemption Request”). Pursuant to the Paragon Exemption Request, Paragon sought an exemption from the Section 382 Tax Benefits Preservation Plan so that it could purchase up to 19.9% of OPT’s common stock without triggering the dilution that would otherwise apply thereunder to the holder of 4.9% or more of OPT’s common stock. In its letter, OPT notified Paragon that it had completed its review of the Paragon Exemption Request in consultation with its tax and legal advisors and that, based upon such review, and in accordance with Section 27 of the Section 382 Tax Benefits Preservation Plan, the OPT Board, at its regularly scheduled quarterly meeting held on October 11, 2023, had determined not to approve the Paragon Exemption Request.

In connection with both the Paragon Purported Notice of Nominations and the Paragon Exemption Request, but prior to the OPT Board’s decisions with respect thereto, Paragon initiated litigation, on October 9, 2023, in the Delaware Court of Chancery against OPT and the members of the OPT Board alleging claims for breach of fiduciary duty and seeking declaratory and injunctive relief. OPT and the members of the OPT Board dispute all of Paragon’s claims against them and intend to mount a vigorous defense against these claims.

Important Additional Information And Where To Find It

OPT intends to file a proxy statement and an accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from OPT’s stockholders in connection with the matters to be considered at the 2023 Annual Meeting. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY OPT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by OPT with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Investor Relations section of OPT’s corporate website at www.oceanpowertechnologies.com, by writing to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by contacting OPT at (609) 730-0400.

Certain Participant Information

OPT, members of its Board of Directors, and certain of its executive officers are “participants” in the solicitation of proxies from OPT’s stockholders in connection with the 2023 Annual Meeting. The following directors and executive officers of OPT beneficially hold the amount of shares of OPT’s common stock indicated adjacent to his or her name: (i) OPT directors: Terence J. Cryan (103,595 shares), Philipp Stratmann (81,692 shares), Clyde W. Hewlett (71,577 shares), Natalie Lorenz-Anderson (52,448 shares), Diana G. Purcel (71,577 shares), and Peter E. Slaiby (71,577 shares); and (ii) OPT officers who are not also directors of OPT: Robert Powers (16,543 shares) and Joseph DiPietro (2,909 shares). The business address for each of the foregoing persons is c/o Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831. Additional information regarding OPT’s directors, executive officers, and other participants in the solicitation of proxies from OPT’s stockholders in connection with the matters to be considered at the 2023 Annual Meeting, and their direct or indirect interests, through security holdings or otherwise, will be set forth in OPT’s proxy statement for its 2023 Annual Meeting, including the schedules and appendices thereto.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.
(Registrant)

Date: October 12, 2023	By:	/s/ Philipp Stratmann
	Name:	Philipp Stratmann
	Title:	President and Chief Executive Officer

3